                                                                    Exhibit 10.2

                            DEBT SETTLEMENT AGREEMENT

                                     Between

                   Aquatic Cellulose International Corporation

                                        &

                                 Gary J. Ackles
                                 Together With
                              Legacy Systems Corp

                             Dated: October 23,2006




                               [OFFICIAL DOCUMENT]

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                            DEBT SETTLEMENT AGREEMENT
                               OCTOBER 23RD, 2006
================================================================================


 THIS AGREEMENT IS BEING MADE this 23RD day of October,2006.

I. PARTIES TO THIS AGREEMENT

        l.1. The following entities will hereinafter be referred to collectively as the "Parties".

        1.2. Aquatic Cellulose International Corporation, hereinafter referred to as "Aquatic", is a publicly traded company incorporated under the laws of the state of Nevada of the United States of America and traded on the "Pink Sheets", trading symbol AQCI, the Chairman and CEO being Mr. Sheridan B. Westgarde, a resident of Salmon Arm, British Columbia Canada.

        1.3. Gary J. Ackles. hereinafter referred to as "Ackles", is an individual residing at (address), British Columbia Canada.

        1.4. Legacy Systems Corp, a Nevada Corporation, the principle officer being Mr. Gary J. Ackles and herein referred to as "Legacy".

 2. CONDITIONS TO AGREEMENT

        2.1. It is understood that this agreement has been entered into as condition of the Parties together entering into a separate agreement entitled Technology Purchase and Sale Agreement and dated October 17th, 2006.

        2.2. By entering into this agreement the parties hereby constitute the certain "Settlement Agreement" dated July 10, 2004, by and between Legacy Systems Corp, a Nevada Corp, Gary Ackles, an individual and Aquatic Cellulose International Corp, also a Nevada Corp, as no longer in force and completely null and void.


 3. SCOPE OF THIS AGREEMENT

        3.1. This document is the primary instrument for establishing the particulars regarding;

                3.l.1. The settlement of the outstanding expenses plus interest owed to Ackles.

                3.1.2. The debt forgiveness of all other debts owed to Ackles by Aquatic.

                3.1.3. The debt forgiveness of all debts owed to Legacy by Aquatic.

        3.2. It is here stated that the bodies of the respective board of directors and or principal parties of the respective parties have unanimously agreed to enter into this agreement.

        3.3. The terms of this settlement may only be amended in writing signed by all parties

 4. DEBT SETTLEMENT

        4.1.    ACKLES

                4.1.1. ACKLES AGREES TO ACCEPT $25,000[US](TWENTY-FIVE THOUSAND DOLLARS) AS FULL AND COMPLETE PAYMENT OF EXPENSES IN THE AMOUNT OF $24,OOO AND AGREES TO FORGIVE ALL OUTSTANDING DEBT OWED TO ACKLES FOR UNPAID WAGES AND STOCK RETURNED TO TREASURY TOTALING $475,889[US].

                        4.1.1.1. ACKLES AGREES THAT THE SAID PAYMENT OF
                                $25,000[US](TWENTY-FIVE THOUSAND DOLLARS) WAS PAID TO HIM BY CHECK #1482 AND THEREBY THE FULL AND THIS AGREEMENT CONSUMMATED. /s/ GA (Initial of Gary Ackles)


(Section reserved for initial of signatories:
@Aquatic Cellulose International Corp.


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                           DEBT SETTLEMENT AGREEMENT
                               OCTOBER 23RD, 2006
================================================================================


     4.2. LEGACY

        4.2.1 AS FULL PAYMENT FOR THE $8O,OOO IN Unpaid LICENSE FEES AND THE $44,OOO LOAN DUE LEGACY BY AQUATIC LEGACY AGREES TO ACCEPT 1.O8% OF THE ISSUED AND OUTSTANDING SHARES OF AQUATIC CELLULOSE INTERNATIONAL CORP THAT WILL BE ISSUED WITH A ONE YEAR RESTRICTIVE LEGEND AND BE ISSUED, AT LEGACY'S OPTION, EITHER BEFORE OR AFTER ANY PROPOSED SHARE RESTRUCTURING AND PENDING SHAREHOLDER APPROVAL AT THE FORTHCOMING SHAREHOLDER VOTE. IT IS UNDERSTOOD THAT SUCH ISSUANCE OF SHARES WITHOUT ANY REVERSE SPLIT WOULD BE CONTINGENT UPON APPROVAL OF LEGACY SHAREHOLDERS.

        4.2.1.1. LEGACY AND ACKLES HEREBY RELINQUISH ANY CLAIM ON THE TIGER.LYNK EQUIPMENT ASSEMBLY LOCATED IN KAMLOOPS BRITISH COLUMBIA.


 5. SIGNATORIES TO THIS AGREEMENT

IN WITNESS HEREIN each Parties hereto declares that the undersigned is duty authorized to sign this agreement on behalf of the entity for which he represents.


     Gary J. Ackles.

     Signature: /s/ Gary J. Ackles


     Legacy Systems Corp;
      /s/ Gary J. Ackles
     Gary J. Ackles, President


     Aquatic Cellulose International Corporation
     /s/ Sheridan B. Westgarde
     Sheridan Westgarde
     President

(Section reserved for initial of signatories:
@Aquatic Cellulose International Corp.